EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C.
§1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
The undersigned, the Chief Executive Officer and Chief Financial Officer, respectfully, of Columbia Equity Trust, Inc. (the “Company”), each hereby certifies pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, on the date hereof that:
a)	the Form 10-Q of the Company for the quarterly period ended June 30, 2005, filed on the date hereof with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b)	the information contained in the Report presents, in all material respects, the financial condition and results of operations of the Company.
     Date: August 15, 2005

/s/ Oliver T. Carr, III
Oliver T. Carr, III
President and Chief Executive Officer

     Date: August 15, 2005

/s/ John A. Schissel
John A. Schissel
Executive Vice President and Chief Financial Officer